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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 2, 2001


                                 KNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     333-89179                58-2424258
       (State or Other          (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)



              1241 O. G. Skinner Drive, West Point, Georgia 31833
                    (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (706) 645-8553
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number  Exhibit Description
- ------  -------------------

23.1    Consent of Arthur Andersen LLP



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KNOLOGY, INC.


Dated April 2, 2001                  By: /s/ Chad S. Wachter
                                        -------------------------------
                                        Chad S. Wachter
                                        Vice President, General Counsel
                                         and Secretary
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                                 Exhibit Index

Exhibit
Number       Exhibit Description
- -------      -------------------

  23.1       Consent of Arthur Andersen LLP